Other Operating Expenses (Tables)	12 Months Ended
Jun. 30, 2020
Analysis of income and expense [abstract]
Schedule of Other Operating Expenses

	SA Rand
Figures in million	2020	2019	2018

Social investment expenditure	143	155	73
Loss on scrapping of property, plant and equipment (a)	62	21	1
Foreign exchange translation loss (b)	892	86	682
Silicosis settlement provision/(reversal of provision) (c)	36	(62)	(68)
Reversal of provision for ARM BBEE Trust loan (d)	—	—	(43)
Loss allowance	63	7	12
Other (income)/expenses - net	5	(21)	10

Total other operating expenses	1 201	186	667

(a)
These losses arise from the derecognition of property, plant and equipment that is no longer in use. No future economic benefits are expected from the use or disposal of these assets. Refer to note 13 for further detail.

(b)
The foreign exchange loss is driven primarily by the prevailing exchange rates at the drawdown and repayment dates of the  US$-denominated loans as well as the exchange rate movements during the year. Refer to note 30 for the details of the foreign exchange translation loss on the US$ borrowings.

(c)	Refer to note 26 for details on the movement in the silicosis settlement provision.

7	OTHER OPERATING EXPENSES continued

(d)
Pursuant to the adoption of IFRS 9 on 1 July 2018, the ARM BBEE Trust loan is carried at fair value through profit or loss with the movement in fair value recognised in net gains on financial instruments (refer to note 8). In 2018, the provision was reversed following an increase in African Rainbow Minerals Limited's share price and dividends paid in the period between July 2017 and June 2018, which form part of the recoverability test at 30 June 2018. Refer to note 17 for further details on the loan.